UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 4, 2013 (April 1, 2013)

AXION INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-13111 (Commission File Number)	84-0846389 (IRS Employer Identification No.)

180 South Street, Suite 104, New Providence, New Jersey (Address of principal executive offices)	07974 (Zip Code)

Registrant’s telephone number, including area code: (908) 542-0888

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this amendment to Axion International Holdings, Inc.’s Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on April 4, 2013, is to include the transcript of the 2012 Year End Financial Results Conference Call held on April 1, 2013 as Exhibit 99.2.

ITEM 2.02 Results of Operations and Financial Condition

On April 1, 2013, Axion International Holdings, Inc. (“Axion”) issued a press release regarding its financial results for the year ended December 31, 2012 and announcing the date and time of its webcast to discuss such results. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference. In addition, also on April 1, 2013, Axion held a publicly available live webcast discussion of its financial results for the year ended December 31, 2012. A copy of the transcript from the webcast concerning the aforementioned financial results is attached to this Current Report on Form 8-K/A as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Item 2.02 and in Exhibits 99.1 and 99.2 to this Form 8-K/A shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise expressly stated in such filing.

ITEM 7.01 Regulation FD Disclosure

On April 1, 2013, Axion hosted a live webcast with investors to discuss its financial results for the year ended December 31, 2012. A copy of the transcript from the webcast concerning the aforementioned financial results is attached to this Current Report on Form 8-K/A as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.2 to this Form 8-K/A shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Copy of press release dated April 1, 2013

99.2 Copy of transcript of webcast held on April 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 4, 2013	AXION INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Donald W. Fallon
Donald W. Fallon
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Copy of press release dated April 1, 2013

99.2	Copy of transcript of webcast held on April 1, 2013